UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________

Date of Report (Date of earliest event reported):  August 5, 2003

BEDFORD PROPERTY INVESTORS, INC.

 (Exact Name of Registrant as Specified in Charter)

Maryland                                        1-12222                                 68-0306514

(State or Other Jurisdiction               (Commission                            (I.R.S. Employer

of Incorporation)                               File Number)                          Identification No.)

270 Lafayette Circle

Lafayette, CA   94549

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (925) 283-8910

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

004091-0035-02676-NY01.2136877.2

08/05/03 12:04 PM

Item 5.

Other Events and Required FD Disclosure.

On August 5, 2003, Bedford Property Investors, Inc. issued a press release to announce the closing of its offering of Series A Cumulative Redeemable Preferred Stock.  A copy of the press release is attached to this report as Exhibit 99.15.

Item 7.

Financial Statements, Pro Form Financial Information and Exhibits.

(c)      Exhibits.

Exhibit No.

Description

99.15

Press release, dated August 5, 2003, of Bedford Property Investors, Inc.

99.16

Risk factors

Item 9.

Regulation FD Disclosure.

Bedford Property Investors, Inc. disclosed and updated certain risk factors that may affect its business, results of operations and financial information in a Confidential Offering Memorandum, dated as of July 29, 2003, relating to the offering of its Series A Cumulative Redeemable Preferred Stock.  A copy of the updated risk factors relating to its business is attached to this report as Exhibit 99.16.

08/05/03 12:04 PM

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEDFORD PROPERTY INVESTORS, INC.

By:

/s/ Hanh Kihara

Name:

Hanh Kihara

Title:

Senior Vice President and

Chief Financial Officer

Date:  August 5, 2003

08/05/03 12:04 PM

EXHIBIT INDEX

Exhibit No.	Description
99.15	Press release, dated August 5, 2003, of Bedford Property Investors, Inc.
99.16	Risk factors